Exhibit 4.17

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

EIGHTH AMENDMENT TO PROCEEDS DISBURSING AND SECURITY AGREEMENT

This Eighth Amendment to Proceeds Disbursing and Security Agreement (this “Amendment”) is entered into as of April 24, 2025 (the “Effective Date”), by and among UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as disbursing agent (“Disbursing Agent”), GALLAGHER IP SOLUTIONS LLC, a Delaware limited liability company (“Servicer”) as successor to NLC II, LLC (formerly known as NEWLIGHT CAPITAL LLC), a North Carolina limited liability company, as servicer for the benefit of the Disbursing Agent under the Disbursement Documents, as collateral agent for the benefit of the Trustee under the Trust Transaction Documents, and as Security Trustee for the benefit of the Security Beneficiaries under the Security Trust Deed (“Security Trustee”) and CARBON REVOLUTION OPERATIONS PTY LTD ACN 154 435 355, a company limited by shares and incorporated in Australia (“Issuer”), CARBON REVOLUTION TECHNOLOGY PTY LTD ACN 155 413 219 (“Carbon Technology”), CARBON REVOLUTION PUBLIC LIMITED COMPANY, a public limited company incorporated in Ireland (Irish Registered number 607450) (“Carbon Public”) and CARBON REVOLUTION PTY LTD ACN 128 274 653 (formerly CARBON REVOLUTION LIMITED) (“Carbon Revolution”, and together with the Issuer, Carbon Public and Carbon Technology, each, a “Co-Obligor” and collectively, the “Co-Obligors”).

RECITALS

WHEREAS, the Co-Obligors, Disbursing Agent, and Servicer are parties to that certain Proceeds Disbursing and Security Agreement dated as of May 23, 2023 (as amended by that certain First Amendment to Proceeds Disbursing and Security Agreement dated as of September 11, 2023, as further amended by that certain Second Amendment to Proceeds Disbursing and Security Agreement dated as of September 18, 2023, as further amended by that certain Third Amendment to Proceeds Disbursing and Security Agreement dated as of October 18, 2023, as further amended by that certain Waiver and Fourth Amendment to Proceeds Disbursing and Security Agreement dated as of March 4, 2024, as further amended by that certain Fifth Amendment to Proceeds Disbursing and Security Agreement dated as of May 24, 2024, as further amended by that certain Sixth Amendment to Proceeds Disbursing and Security Agreement dated as of June 21, 2024, as further amended by that certain Seventh Amendment to Proceeds Disbursing and Security Agreement dated as of December 20, 2024, as supplemented by that certain Joinder to Proceeds Disbursing and Security Agreement dated November 3, 2023 for purposes of joining Carbon Public as a Co-Obligor, and as may be further amended, restated, supplemented and otherwise modified from time to time, the “Disbursing Agreement”; capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Disbursing Agreement to the extent defined therein) and the parties desire to amend the Disbursing Agreement in accordance with the terms and conditions of this Amendment;

WHEREAS, the Issuer has requested that the Servicer and the Disbursing Agent agree to amend certain terms of the Disbursing Agreement; and the Servicer and Disbursing Agent (at the direction of the Issuer ) agree to amend the terms of the Disbursing Agreement in accordance with the terms and conditions of this Amendment; and

WHEREAS, this Amendment is being made to “modify or waive any of the covenants, agreements, limitations or restrictions of the Co-Obligors set forth in the Disbursing Agreement” as set forth in Section 9.03(d) of the Trust Indenture dated as of May 23, 2023 between Issuer and UMB Bank, National Association, as trustee (the “Trustee”) (as may be amended, restated, supplemented and otherwise modified from time to time, including that certain Fourth Supplemental Indenture to the Trust Indenture, dated as of December 20, 2024, between the Issuer, as “Issuer,” and the Disbursing Agent, as “Trustee” (the “Fourth Supplemental Indenture”), and collectively, the “Indenture”).

1

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.            Amendment to Disbursing Agreement.

(a)          Schedule 6.8 (Financial Covenants) is hereby amended and restated in its entirety with the Schedule 6.8 attached hereto as Annex I.

2.         Transaction Documents. The Disbursing Agreement, the other Disbursement Documents, the Indenture and the other Trust Transaction Documents shall be and remain in full force and effect in accordance with their terms and conditions and are hereby ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as an amendment or modification of the Disbursing Agreement or as a waiver of, or as an amendment of, any right, privilege, protection, limitation of liability, immunity, indemnity, power, or remedy of Servicer or Disbursing Agent under the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, as in effect prior to the date hereof, whether in respect of any similar transaction or transaction or otherwise. Reference to this Amendment need not be made in the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Disbursing Agreement, any reference in any of such items to the Disbursing Agreement being sufficient to refer to the Disbursing Agreement as amended hereby.

3.           Representations, Warranties and Covenants. Issuer represents and warrants and covenants that immediately before and after giving effect to this Amendment:

(a)        Except as disclosed in writing to the Servicer and Disbursing Agent prior to the execution of this Amendment and other than the representation set forth in Section 5.9 of the Disbursing Agreement, (i) each of the representations and warranties contained in the Disbursing Agreement and in any other document furnished in connection therewith is true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects) on the date hereof (provided, that those representations and warranties expressly referring to a specific date are true and correct in all material respects (or in all respects, if such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language) as of such date); and (ii) no Event of Default or “Event of Default” as defined under the Indenture has occurred and is continuing or would exist after giving effect to this Amendment;

(b)        the execution, delivery and performance of this Amendment are within the Co-Obligors’ corporate (or equivalent) powers, has been duly authorized by all necessary corporate action of the Issuer, has been duly executed and delivered by the Issuer, does not and will not conflict with nor constitute a breach of any provision contained in any Co-Obligors’ constituent or organizational documents, does not and will not constitute an event of default under any material agreement to which any Co-Obligor is a party or any Co-Obligor is bound and does not violate the terms of the Indenture;

(c)        this Amendment is the legal, valid and binding obligation of the Co-Obligors, enforceable against the Co-Obligors in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and

2

(d)         no Event of Default or payment default under Section 8.1 of the Disbursing Agreement or Section 6.01 of the Indenture has occurred and is continuing.

4.            Effectiveness. As a condition to the effectiveness of this Amendment:

(a)          Disbursing Agent and Servicer shall have received this Amendment duly executed by each of the parties hereto;

(b)         Issuer shall have paid all fees, charges and disbursements of Foley & Lardner LLP, Gilbert + Tobin, Gibson Dunn & Crutcher LLP, Latham & Watkins LLP, U.S. Bank Trust Company National Association and the Disbursing Agent and Trustee (including their counsel, Faegre Drinker Biddle & Reath LLP), as applicable; and

(c)        Disbursing Agent and the Servicer shall have received a certificate of an officer of the Issuer stating that (x) the amendment, change, or modification (i) is authorized by all necessary corporate action of the Issuer, (ii) does not violate the terms of the Indenture, the Disbursing Agreement, the Disbursement Documents, and/or the Trust Transaction Documents, (iii) has been duly executed, and delivered by the Issuer, and (iv) is a legally binding and enforceable obligation of the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and the Disbursing Agent may enter into an amendment, change or modification to the Disbursing Agreement solely in reliance on such certificate and is not required to undertake its own analysis with respect to such amendment, change or modification and (y) that (i) the only Indebtedness of the Issuer or any Co-Obligor outstanding as of the date of this Amendment constitutes Permitted Indebtedness and (ii) the only Liens of the Issuer or any Co-Obligor outstanding as of the date of this Amendment constitute Permitted Liens.

Notwithstanding the foregoing, solely with respect to Section 2 of this Amendment, such provision shall not become operative until the Insurer shall have consented to this Amendment in writing.

5.            Reaffirmation of Guarantee and Security Interests.

(a)          Each of the Co-Obligors (each for this purpose, a “Reaffirming Party”) hereby confirms that each Finance Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Finance Documents the payment and performance of all Obligations under the Agreement and the Indenture (including all such Obligations as amended and reaffirmed pursuant to this Amendment and the Fourth Supplemental Indenture) under each of the Finance Documents to which it is a party.

(b)        Without limiting the generality of the foregoing, the Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests in favor of the Servicer and/or Security Trustee (as applicable) and other obligations, as applicable, under and subject to the terms of each of the Finance Documents to which it is a party. The Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by the Reaffirming Party as a consequence of this Amendment or the Fourth Supplemental Indenture in order to maintain the perfection and priority of the security interests in favor of the Servicer and/or Security Trustee (as applicable) created by the Agreement and the Indenture.

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(c)         The Reaffirming Party acknowledges and agrees that each of the Finance Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Finance Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, the Fourth Supplemental Indenture or any of the transactions contemplated thereunder.

6.          Disbursement Document; Covenants. This Amendment constitutes a Disbursement Document for all purposes and all references to the Disbursing Agreement in any Disbursement Document and all references in the Disbursing Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Disbursing Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Disbursing Agreement, after giving effect to this Amendment. Any breach or violation or failure to perform any provision of this Amendment, shall be deemed to be a default under Section 8 of the Disbursing Agreement.

7.           Choice of Law; Venue; Jury Trial Waiver. Section 12 of the Disbursing Agreement (Choice of Law and Venue; Jury Trial Waiver) is incorporated by this reference in this Amendment as though fully set forth herein, mutatis mutandis.

8.           Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page or counterpart (or electronic image or scan transmission (such as a “pdf” file) thereof), whether by facsimile transmission, e-mail, similar form of electronic transmission or otherwise (and whether executed manually, electronically or digitally), shall be effective as delivery of a manually executed counterpart and shall create a valid and binding obligation of the party executing the same or on whose behalf such signature page or counterpart is executed.

9.           The Disbursing Agent. The Servicer hereby authorizes and directs the Disbursing Agent to execute this Amendment, and each of the Servicer and Issuer acknowledges and agrees that, in so acting, the Disbursing Agent (i) shall be entitled to all of the rights, privileges, benefits, protections, indemnities, limitations of liability, and immunities of the Trustee set forth in the Indenture; and (ii) has acted consistently with (and not in breach or violation of) its standard of care under the Indenture. The Issuer agrees that the execution by the Disbursing Agent of this Amendment is consistent with, and permitted by, the Indenture, the Disbursing Agreement, the Disbursement Documents, and/or the Trust Transaction Documents.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a deed as of the date first above written.

Issuer

Signed, sealed and delivered by Carbon Revolution Operations Pty Ltd ACN 154 435 355 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Eugene Davis	/s/ David Nock

Signature of director	Signature of director/secretary

Eugene Davis	David Nock

Name of director (print)	Name of director/secretary (print)

Co-Obligors

Signed, sealed and delivered by Carbon Revolution Technology Pty Ltd ACN 155 413 219 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Eugene Davis	/s/ David Nock

Signature of director	Signature of director/secretary

Eugene Davis	David Nock

Name of director (print)	Name of director/secretary (print)

Signed, sealed and delivered by Carbon Revolution Pty Ltd ACN 128 274 653 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Eugene Davis	/s/ David Nock

Signature of director	Signature of director/secretary

Eugene Davis	David Nock

Name of director (print)	Name of director/secretary (print)

[Carbon Revolution – Signature Page to Eighth Amendment to Proceeds Disbursing and Security Agreement]

Carbon Public

Signed, sealed and delivered by Carbon Revolution Public Company Limited by its lawfully appointed attorney

in the presence of:

/s/ Donald Hampton II	/s/ David Nock
Signature of witness	Signature of attorney

Donald Hampton II	David Nock
Name of witness (print)	Name of attorney (print)

[***]
Address of witness

Occupation of witness

[Carbon Revolution – Signature Page to Eighth Amendment to Proceeds Disbursing and Security Agreement]

Disbursing Agent:

UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as Disbursing Agent

By:	/s/ Julius Zamora
Name:	Julius R. Zamora
Title:	Vice President

Servicer and Security Trustee:

GALLAGHER IP SOLUTIONS LLC

By:	/s/ Anthony McIntyre
Name:	Anthony McIntyre
Title:	Authorized Signatory

[Carbon Revolution – Signature Page to Eighth Amendment to Proceeds Disbursing and Security Agreement]

Annex I

Schedule 6.8
Financial Covenants1

Fiscal Month Ending	Minimum Trailing Six Month Revenue (AUD)	Minimum Trailing Six Month Adjusted EBITDA (AUD)	Maximum Trailing Six Month Capital Expenditures (AUD)	Maximum Trailing Twelve Month Capital Expenditures (AUD)
June 30, 2023	[***]	[***]	[***]	[***]
July 31, 2023	[***]	[***]	[***]	[***]
August 31, 2023	[***]	[***]	[***]	[***]
September 30, 2023	[***]	[***]	[***]	[***]
October 31, 2023	[***]	[***]	[***]	[***]
November 30, 2023	[***]	[***]	[***]	[***]
December 31, 2023	[***]	[***]	[***]	[***]
January 31, 2024	[***]	[***]	[***]	[***]
February 29, 2024	[***]	[***]	[***]	[***]
March 31, 2024	[***]	[***]	[***]	[***]
April 30, 2024	[***]	[***]	[***]	[***]
May 31, 2024	[***]	[***]	[***]	[***]
June 30, 2024	[***]	[***]	[***]	[***]
July 31, 2024	[***]	[***]	[***]	[***]
August 31, 2024	[***]	[***]	[***]	[***]
September 30, 2024	[***]	[***]	[***]	[***]
October 31, 2024	[***]	[***]	[***]	[***]
November 30, 2024	[***]	[***]	[***]	[***]
December 31, 2024	[***]	[***]	[***]	[***]
January 31, 2025	[***]	[***]	[***]	[***]
February 28, 2025	[***]	[***]	[***]	[***]
March 31, 2025	[***]	[***]	[***]	[***]
April 30, 2025	[***]	[***]	[***]	[***]
May 31, 2025	[***]	[***]	[***]	[***]
June 30, 2025	[***]	[***]	[***]	[***]
July 31, 2025	[***]	[***]	[***]	[***]

1 For the avoidance of doubt, all financial covenant calculations shall be in Australian Dollars.

August 31, 2025	[***]	[***]	[***]	[***]
September 30, 2025	[***]	[***]	[***]	[***]
October 31, 2025	[***]	[***]	[***]	[***]
November 30, 2025	[***]	[***]	[***]	[***]
December 31, 2025	[***]	[***]	[***]	[***]
January 31, 2026	[***]	[***]	[***]	[***]
February 28, 2026	[***]	[***]	[***]	[***]
March 31, 2026	[***]	[***]	[***]	[***]
April 30, 2026	[***]	[***]	[***]	[***]
May 31, 2026	[***]	[***]	[***]	[***]
June 30, 2026	[***]	[***]	[***]	[***]
July 31, 2026	[***]	[***]	[***]	[***]
August 31, 2026	[***]	[***]	[***]	[***]
September 30, 2026	[***]	[***]	[***]	[***]
October 31, 2026	[***]	[***]	[***]	[***]
November 30, 2026	[***]	[***]	[***]	[***]
December 31, 2026	[***]	[***]	[***]	[***]
January 31, 2027	[***]	[***]	[***]	[***]
February 28, 2027	[***]	[***]	[***]	[***]
March 31, 2027	[***]	[***]	[***]	[***]
April 30, 2027	[***]	[***]	[***]	[***]
May 31, 2027	[***]	[***]	[***]	[***]